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                                                                    Exhibit 23.5


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report included in Amkor Technology Inc.'s Form 10-K for the year ended December 31, 2001, and to all references to our Firm included in this Registration Statement.


/s/  Siana Carr and O'Connor, LLP
Siana Carr and O'Connor, LLP

Paoli, PA
April 8, 2002